UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2025
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under the heading “Partnership Agreement Amendment” appearing under Item 5.03 below is hereby incorporated by reference in this Item 1.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On November 26, 2025, in connection with Hudson Pacific Properties, Inc.’s (the “Company”) previously announced one-for-seven reverse stock split (the “Reverse Stock Split”) of its shares of common stock, the Company filed Articles of Amendment to its charter with the Maryland State Department of Assessments and Taxation to (i) effect the Reverse Stock Split (the “Stock Split Amendment”), (ii) decrease the par value of common stock from $0.07 per share to $0.01 per share (the “Par Value Amendment”) and (iii) decrease the number of authorized shares of stock from 722,400,000 shares to 121,600,000 shares (the “Authorized Shares Amendment” and, together with the Stock Split Amendment and the Par Value Amendment, the “Articles of Amendment”). The Stock Split Amendment, effective at 5:00 p.m. Eastern Time on December 1, 2025 (the “Effective Time”), combined every seven issued and outstanding shares of common stock, $0.01 par value per share, of the Company into one share of common stock, $0.07 par value per share, of the Company. Pursuant to the Stock Split Amendment, any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment, calculated based on the per share closing price of the Company’s common stock as reported on the New York Stock Exchange (the “NYSE”) on December 1, 2025. The Reverse Stock Split decreased the number of outstanding shares of common stock of the Company to approximately 54,217,407 from 379,521,855 (before giving effect to any fractional shares to be paid out in cash). Immediately following the Effective Time, (i) the Par Value Amendment took effect to proportionally decrease the par value of the Company’s common stock immediately following the Reverse Stock Split from $0.07 per share back to $0.01 per share and (ii) the Authorized Shares Amendment took effect to proportionally decrease the number of authorized shares following the Reverse Stock Split from 740,800,000 shares of stock (consisting of 722,400,000 shares of common stock and 18,400,000 shares of preferred stock) to 121,600,000 shares of stock (consisting of 103,200,000 shares of common stock and 18,400,000 shares of preferred stock).

The Company’s common stock is expected to begin trading on the NYSE on a split-adjusted basis at market open on December 2, 2025. Trading in the common stock will continue on the NYSE under the symbol “HPP” under the new CUSIP number: 444097406.

The Reverse Stock Split affected all record holders of the Company’s common stock uniformly and did not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of common stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. A letter of transmittal relating to the Reverse Stock Split will be sent to record holders of certificates of common stock within twenty days of the Effective Time. Stockholders who receive this letter of transmittal should follow the instructions in that letter.

The foregoing description of the Articles of Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Articles of Amendment, which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, and incorporated by reference into this Item 5.03.

Partnership Agreement Amendment

On December 1, 2025, the Company, as general partner of Hudson Pacific Properties, L.P., its operating partnership subsidiary (the “Operating Partnership”), executed the Sixth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P. (the “Amended & Restated Partnership Agreement”), which amended the existing agreement of limited partnership of the Operating Partnership to, among other things, (i) give effect to a one-for-seven reverse unit split of the Common Units, LTIP Units and Performance Units (each as defined in the Amended & Restated Partnership Agreement) of the Operating Partnership, which corresponds to the Reverse Stock Split described above and (ii) amend certain provisions relating to the circumstances under which LTIP Units and Performance Units may achieve economic parity (on a per unit basis) with Common Units in the Operating Partnership. These amendments did not alter the vesting conditions of any existing LTIP Unit or Performance Unit. This description of the material terms of the Amended & Restated Partnership Agreement is qualified in its entirety by reference to the Amended & Restated Partnership Agreement, which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Certificate of Incorporation (Reverse Stock Split)
3.2	Certificate of Amendment to Certificate of Incorporation (Par Value Adjustment)
3.3	Certificate of Amendment to Certificate of Incorporation (Reduction in Authorized Shares)
3.4	Sixth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 1, 2025

HUDSON PACIFIC PROPERTIES, INC.

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
HUDSON PACIFIC PROPERTIES, L.P.
Hudson Pacific Properties, Inc., Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President